BlueLinx Q4 and Full Year 2025 Results Delivering What Matters February 25, 2026 © BlueLinx 2026. All Rights Reserved. 1 EXHIBIT 99.2

This presentation contains forward-looking statements. Forward-looking statements include, without limitation, any statement that predicts, forecasts, indicates or implies future results, performance, liquidity levels or achievements, and may contain the words “believe,” “anticipate,” “could”, “expect,” “estimate,” “intend,” “may”, “project,” “plan,” “should”, “will”, “will be,” “will likely continue,” “will likely result”, “would” or words or phrases of similar meaning. The forward-looking statements in this presentation include statements about our strategy, liquidity, and debt, our long-run positioning relative to industry conditions, future share repurchases, and acquisitions and integrations. Forward-looking statements in this press release are based on estimates and assumptions made by our management that, although believed by us to be reasonable, are inherently uncertain. Forward- looking statements involve risks and uncertainties that may cause our business, strategy, or actual results to differ materially from the forward-looking statements. These risks and uncertainties include those discussed in greater detail in our filings with the Securities and Exchange Commission. We operate in a changing environment in which new risks can emerge from time to time. It is not possible for management to predict all of these risks, nor can it assess the extent to which any factor, or a combination of factors, may cause our business, strategy, or actual results to differ materially from those contained in forward-looking statements. Factors that may cause these differences include, among other things: adverse housing market conditions; consolidation among competitors, suppliers, and customers; disintermediation risk; our dependence on international suppliers and manufacturers for certain products and related exposure to risks of new or increased tariffs, changes in trade policies, and other risks that could affect our financial condition; pricing and product cost variability; volumes of product sold; competition; the cyclical nature of the industry in which we operate; loss of products or key suppliers and manufacturers; information technology security risks and business interruption risks; effective inventory management relative to our sales volume or the prices of the products we produce; the ability to attract, train, and retain highly qualified associates and other key personnel while controlling related labor costs; acquisitions and the integration and completion of such acquisitions; business disruptions; exposure to product liability and other claims and legal proceedings related to our business and the products we distribute; the impacts of climate change; successful implementation of our strategy; wage increases or work stoppages by our union employees; costs imposed by federal, state, local, and other regulations; compliance costs associated with federal, state, and local environmental protection laws; the effects of epidemics, global pandemics or other widespread public health crises and governmental rules and regulations; fluctuations in our operating results; our level of indebtedness and our ability to incur additional debt to fund future needs; changes in insurance-related deductible/retention liabilities based on actual loss development experience; the covenants of the instruments governing our indebtedness limiting the discretion of our management in operating the business; the potential to incur more debt; the fact that we have consummated certain sale leaseback transactions with resulting long-term non-cancelable leases, many of which are or will be finance leases; the fact that we lease many of our distribution centers, and we would still be obligated under these leases even if we close a leased distribution center; inability to raise funds necessary to finance a required repurchase of our senior secured notes; a lowering or withdrawal of debt ratings; changes in our product mix; increases in fuel and other energy prices or availability of third-part freight providers; the possibility that the value of our deferred tax assets could become impaired; changes in our expected annual effective tax rate could be volatile; the costs and liabilities related to our participation in multi-employer pension plans could increase; the risk that our cash flows and capital resources may be insufficient to service our existing or future indebtedness; interest rate risk, which could cause our debt service obligations to increase; potential to incur impairment charges if we determine that our goodwill has become impaired; and changes in, or interpretation of, accounting principles. Given these risks and uncertainties, we caution you not to place undue reliance on forward-looking statements. We expressly disclaim any obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by law. Immaterial Rounding Differences. Immaterial rounding adjustments and differences may exist between slides, press releases, and previously issued presentations. This presentation and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together. 2 Safe Harbor Statement

Opening Remarks 3 Shyam Reddy President & CEO

4 BlueLinx: Delivering What Matters BLUELINX STRATEGIC PRIORITIES

5 ▪ FY 2025 Net sales of $3.0B ▪ FY 2025 Adjusted EBITDA of $83M (1) ▪ Q4 2025 Net sales of $716M ▪ Adjusted EBITDA of $14M (1) ▪ Specialty products gross margin of 18.1%; structural products gross margin of 10.0% ▪ Specialty product sales comprised approximately 70% of sales and 80% of gross profit in for both Q4 2025 and full year 2025 ▪ Master data management platform enhancements ▪ Established a new transportation management system ▪ Premium, higher margin specialty wood products ▪ Advances key BlueLinx strategies ▪ Early results encouraging ▪ $726M of liquidity – including $386M of cash/cash equivalents ▪ $38M in share repurchases for full year 2025 ▪ Net leverage ratio of (0.1x) (2) q Delivered strong full year 2022 results q Solid Q4 results highlighted by record cash generation q Remain focused on specialty product growth q Executed strategic capital allocation actions q Further strengthened our financial position ü Delivered solid full year 2025 results given the challenging environment ü Solid Q4 results highlighted by higher volumes and solid gross margins ü Remain focused on specialty product sales growth ü Phase One of our digital transformation is complete ü Acquisition of Disdero Lumber Company ü Strong financial position ü (1) See appendix for reconciliations to all non-GAAP measures (2) Does not include finance leases for real property, per the terms of our credit agreement DELIVERING WHAT MATTERS

n Net sales of $3.0B, up slightly year-over-year q Full year volume increases offset by market-related pricing pressures n Gross profit of $452M, down 7.7% year-over-year q 15.3% of net sales q 82% of gross profit from specialty products n Gross margin of 15.3%, down 130 bps year-over-year q 18.0% specialty products gross margin q 9.2% structural products gross margin n Net income of $0.2M and Diluted EPS of $0.02 n Adjusted net income of $8M and Adjusted Diluted EPS of $0.97 (1) n Adjusted EBITDA of $83M, or 2.8% of sales (1) n Generated operating cash of $60M q Free cash flow of $33M (1) q Net leverage ratio of (0.1x) (2) Explosive profitable growth with a highly engaged team  6 FULL YEAR 2025 RESULTS FY 25 Sales by Product Category Specialty Products 69% Structural Products 31% FY 25 Gross Profit by Product Category Specialty Products 82% Structural Products 18% (1) See appendix for reconciliations to all non-GAAP measures (2) Does not include finance leases for real property, per the terms of our credit agreement

n New home starts continue to be volatile q Labor constraints, inflation, consumer confidence all playing a role q Policy uncertainty also contributing n Home affordability remains challenging q Mortgage rates off historic highs, but still elevated q Home price appreciation n Repair and remodel market expected to improve slightly in 2026(1) q Existing home sales remain low q Investments being made today will benefit BlueLinx when the market improves n Long-term trends remain positive Note: Management’s estimate by end market for two-step distribution of building materials (1) Source: Joint Center for Housing Studies at Harvard University 7 U.S. HOUSING INDUSTRY BLUELINX SALES BY END MARKET Repair & Remodel 45% New Home Construction 40% Commercial 15%

Financial Review 8 Kelly Wall SVP, Chief Financial Officer and Treasurer

n Net Sales increased 0.7% to $716M q Specialty product sales up 4% q Structural product sales down 7% n Gross Margin of 15.7%, down 20 bps n Adjusted Loss Per Share of $(0.47) (1) n Adjusted EBITDA of $14M (1) q Adjusted EBITDA(1) margin of 1.9% n Free Cash Flow of $56M (1) q Cash Flow from Operations $62M q Capital Expenditures of $5M 9 FOURTH QUARTER 2025 RESULTS (1) See Appendix for reconciliations for all non-GAAP figures (2) Does not include finance leases for real property, per terms of our credit agreement (3) Due to the Adjusted Net Loss for 4Q 2025, an Adjusted Basic Loss Per Share is presented for 4Q 2025 instead of an Adjusted Diluted Loss Per Share (( Q4 Commentary $ millions, except per share data and leverage ratios Q4 2025 Q4 2024 Variance Net Sales $716 $711 0.7% Gross Profit $113 $113 (0.6)% Gross Margin % 15.7% 15.9% (20) bps Adjusted Net (Loss) Income (1) $(3.7) $5.2 NM Adjusted Diluted EPS (1)(3) $(0.47) $0.61 NM Adjusted EBITDA (1) $14 $22 (36)% Adjusted EBITDA(1) as a % of Net Sales 1.9% 3.0% (110) bps Free Cash Flow(1) $56 $(2) $58 Net Leverage Ratio 2.9x 0.7x 2.2x Net Leverage Ratio per Credit Agreement (2) (0.1x) (1.2x) 1.1x

$ in millions n Net sales of $505M, up 4% q Driven mainly by volume increases and Disdero q Specialty is approximately 70% of total net sales n Gross profit of $92M, up 3% q Specialty gross profit 81% of total gross profit n Gross margin of 18.1%, down 30 bps q Above the expected range of 17% to 18% Q4 Commentary 10 SPECIALTY PRODUCTS Q4 2025 RESULTS $487 $504 $539 $519 $484 $479 $543 $525 $505 19.4% 20.7% 19.3% 19.4% 18.4% 18.7% 18.5% 16.6% 18.1% Net Sales Gross Margin Rate 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25

$ in millions n Net sales of $211M, down 7% q Driven by lower pricing partially offset by higher volumes q Year-over-year average pricing for commodities: Ÿ 12% decrease in average price of lumber Ÿ 20% decrease in average price of panels n Gross profit of $21M, down 14% q Structural gross profit 19% of total gross profit n Gross margin of 10.0%, down 80 bps q Above the expected range of 8% to 9% Q4 Commentary 11 STRUCTURAL PRODUCTS Q4 2025 RESULTS $226 $222 $229 $228 $227 $230 $237 $223 $211 10.6% 10.6% 7.9% 11.0% 10.8% 9.3% 8.2% 9.3% 10.0% Net Sales Gross Margin Rate 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25

n Net Sales of $3.0B q Specialty product sales up slightly q Structural product sales down slightly n Gross Margin of 15.3%, down 130 bps n Adjusted Diluted EPS of $0.97 (1) n Adjusted EBITDA of $83M (1) q Adjusted EBITDA(1) margin of 2.8% n Free Cash Flow of $33M(1) q Cash Flow from Operations $60M q Capital Expenditures of $27M 12 FULL YEAR 2025 RESULTS (1) See Appendix for reconciliations for all non-GAAP figures (2) Does not include finance leases for real property, per the terms of our credit agreement FY 24 Commentary $ in millions, except per share data, leverage ratios, and Net Sales FY 2025 FY 2024 Variance Net Sales ($ billions) $3.0 $3.0 —% Gross Profit $452 $489 (8)% Gross Margin % 15.3% 16.6% (130) bps Adjusted Net Income(1) $8 $55 (86)% Adjusted Diluted EPS(1) $0.97 $6.44 (85)% Adjusted EBITDA(1) $83 $131 (37)% Adjusted EBITDA(1) as a % of Net Sales 2.8% 4.4% (160) bps Free Cash Flow(1) $33 $45 (27)% Net Leverage Ratio 2.9x 0.7x 2.2x Net Leverage Ratio per Credit Agreement(2) (0.1x) (1.2x) (1.1x)

n At the end of Q4 2025: § Cash and Cash Equivalents of $386M § Total available liquidity of $726M § Net debt of $(5) million (1) § Net leverage of (0.1x) (2) n No material outstanding debt maturities until 2029 ($ millions) Debt Maturity Schedule Note: debt maturity schedule does not include finance lease obligations Net Leverage (1) 13 BALANCE SHEET $300 $285 $293 $321 $300 $300 $300 Finance Leases Senior Notes Q4 2023 Q4 2024 Q4 2025 (1.0) (1.2) (0.1) Net Leverage Q4 2023 Q4 2024 Q4 2025 Outstanding Debt and Finance Leases (1) Net debt presented here excludes finance lease obligations for real property under the terms of our revolving credit agreement. (2) Net Leverage including real property financing leases was 0.3x, 0.7x, and 2.9x in Q4 2023, Q4 2024, and Q4 2025 respectively. Net leverage ratio excluding finance lease obligations for real property, as presented above, is included within the terms of our revolving credit agreement. See Appendix for reconciliations of non-GAAP measures.

FY 25 Free Cash Flow Walk * $ in millions Net Working Capital Management(1) $ in millions * See Appendix for reconciliations for all non-GAAP measures (1) Net working capital includes accounts receivable, inventory, and accounts payable; Return on Working Capital is calculated by dividing trailing twelve month (TTM) Adjusted EBITDA by Net Working Capital as of the end of the period presented or discussed 14 WORKING CAPITAL AND FREE CASH FLOW $414 $487 $452 $432 $412 $462 $492 $446 $408 Total Net Working Capital Return on Working Capital 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 4Q 25 $200 $300 $400 $500 $600 —% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%

INVEST IN THE BUSINESS EXPAND GEOGRAPHIC FOOTPRINT SHARE REPURCHASES OPERATING CASH FLOW FREE CASH FLOW RETURN TO SHAREHOLDERSGROWTH AND MARGIN EXPANSION 15 CAPITAL ALLOCATION FRAMEWORK GUIDING PRINCIPLES n Maintain strong balance sheet and financial stability n Long-term net leverage could increase to at or around 2.0x when considering growth n Invest in business through fluctuating economic cycles n Acquisitions aligned to strategy n Opportunistic share repurchases

Q&A 16

Appendix 17

20-year average (1) Source: Historical data is U.S. Census Bureau; Forecast from John Burns Real Estate Consulting, LLC subject limitations and disclaimers – not for redistribution (2) Source: Joint Center for Housing Studies at Harvard University. The Leading Indicator of Remodeling Activity (LIRA) provides a short-term outlook of national home improvement and repair spending to owner-occupied homes. (3) Source: Historical data is Freddie Mac; Forecast: John Burns Real Estate Consulting, LLC subject limitations and disclaimers – not for redistribution. Mortgage rates expected to remain above 20-year average Starts expected to be around 20-year average and well above 2009-2011 levels 18 MACRO TRENDS Remodeling spend expected to improve slightly in 2026 20-year average 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 20 25 E 20 26 E 20 27 E 20 28 E — 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 Total U.S. Single Family Housing Starts (SFHS) Housing starts in thousands(1) 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 20 25 20 26 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 $550 LIRA Remodeling Activity Index TTM Moving Total - Dollars in billions(2) 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 20 25 20 26 P 20 27 P 20 28 P —% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 30 Year Fixed Mortgage Rates As of February 2026(3)

Average Q4 25 lumber prices decreased 12% year- over-year and decreased 8% from Q3 25 (1) Source: Random Lengths and company analysis 19 WOOD-BASED COMMODITY PRICE TRENDS Average Q4 25 panel prices declined 20% year- over-year and decreased 1% from Q3 25 484540467 347357344357368400 411 762687 987 1,243 466 702 1,244 797 587 449413408 437383403383385430456 451409378 20 18 Q 1 20 18 Q 2 20 18 Q 3 20 18 Q 4 20 19 Q 1 20 19 Q 2 20 19 Q 3 20 19 Q 4 20 20 Q 1 20 20 Q 2 20 20 Q 3 20 20 Q 4 20 21 Q 1 20 21 Q 2 20 21 Q 3 20 21 Q 4 20 22 Q 1 20 22 Q 2 20 22 Q 3 20 22 Q 4 20 23 Q 1 20 23 Q 2 20 23 Q 3 20 23 Q 4 20 24 Q 1 20 24 Q 2 20 24 Q 3 20 24 Q 4 20 25 Q 1 20 25 Q 2 20 25 Q 3 20 25 Q 4 — 200 400 600 800 1,000 1,200 1,400 503549483 389373350337343387401 682713 1,003 1,566 766715 1,232 874 671 528499532 636585615599515549534 487443438 20 18 Q 1 20 18 Q 2 20 18 Q 3 20 18 Q 4 20 19 Q 1 20 19 Q 2 20 19 Q 3 20 19 Q 4 20 20 Q 1 20 20 Q 2 20 20 Q 3 20 20 Q 4 20 21 Q 1 20 21 Q 2 20 21 Q 3 20 21 Q 4 20 22 Q 1 20 22 Q 2 20 22 Q 3 20 22 Q 4 20 23 Q 1 20 23 Q 2 20 23 Q 3 20 23 Q 4 20 24 Q 1 20 24 Q 2 20 24 Q 3 20 24 Q 4 20 25 Q 1 20 25 Q 2 20 25 Q 3 20 25 Q 4 — 200 400 600 800 1,000 1,200 1,400 1,600 1,800 Framing Lumber Composite Index $/mbf, Quarterly Average Price(1) As of December 2025 Structural Panel Composite Index $/msf, Quarterly Average Price(1) As of December 2025

The Company reports its financial results in accordance with GAAP. The Company also believes that presentation of certain non-GAAP measures may be useful to investors and may provide a more complete understanding of the factors and trends affecting the business than using reported GAAP results alone. Any non-GAAP measures used herein are reconciled to their most directly comparable GAAP measures herein or in the financial tables accompanying this presentation. The Company cautions that non-GAAP measures are not presentations made in accordance with GAAP and are not intended to present superior measures of our financial condition from those measures determined under GAAP. Non-GAAP measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. The Company further cautions that its non-GAAP measures, as used herein, are not necessarily comparable to other similarly titled measures of other companies due to differences in methods of calculation. Adjusted EBITDA and Adjusted EBITDA Margin. BlueLinx defines Adjusted EBITDA as an amount equal to net income (loss) plus interest expense and all interest expense related items, income taxes, depreciation and amortization, and further adjusted for certain non-cash items and other special items, including compensation expense from share based compensation, one-time charges associated with the legal, consulting, and professional fees related to our merger and acquisition activities, gains or losses on sales of properties, amortization of deferred gains on real estate, and expense associated with our restructuring activities, such as severance, in addition to other significant and/or one-time, nonrecurring, non-operating items. The Company presents Adjusted EBITDA because it is a primary measure used by management to evaluate operating performance. Management believes this metric helps to enhance investors’ overall understanding of the financial performance and cash flows of the business. Management also believes Adjusted EBITDA is helpful in highlighting operating trends. Adjusted EBITDA is frequently used by securities analysts, investors, and other interested parties in their evaluation of companies, many of which present an Adjusted EBITDA measure when reporting their results. We determine our Adjusted EBITDA Margin, which we sometimes refer to as our Adjusted EBITDA as a percentage of net sales, by dividing our Adjusted EBITDA for the applicable period by our net sales for the applicable period. We believe that this ratio is useful to investors because it more clearly defines the quality of earnings and operational efficiency of translating sales to profitability. Adjusted Net Income (Loss) and Adjusted Earnings (Loss) Per Share. BlueLinx defines Adjusted Net Income (Loss) as net income or loss adjusted for certain non-cash items and other special items, including compensation expense from share based compensation, one-time charges associated with the legal, consulting, and professional fees related to our merger and acquisition activities, gains or losses on sales of properties, realization of deferred gains on real estate, and expense associated with our restructuring activities, such as severance, in addition to other significant and/or one-time, nonrecurring, non-operating items, further adjusted for the tax impacts of such reconciling items. BlueLinx defines Adjusted Earnings (Loss) Per Share (basic and/or diluted) as the Adjusted Net Income (Loss) for the period divided by the weighted average outstanding shares (basic and/or diluted) for the periods presented. However, for any period with an Adjusted Net Loss, only Adjusted Basic Loss Per Share is presented for the period. We believe that Adjusted Net Income (Loss) and Adjusted Earnings (Loss) Per Share (basic and/or diluted) are useful to investors to enhance investors’ overall understanding of the financial performance of the business. Management also believes Adjusted Net Income (Loss) and Adjusted Earnings (Loss) Per Share (basic and/or diluted) are helpful in highlighting operating trends. Free Cash Flow. BlueLinx defines free cash flow as net cash provided by operating activities less total capital expenditures. Free cash flow is a measure used by management to assess our financial performance, and we believe it is useful for investors because it relates the operating cash flow of the Company to the capital that is spent to continue and improve business operations. In particular, free cash flow indicates the amount of cash generated after capital expenditures that can be used for, among other things, investment in our business, strengthening our balance sheet, and repayment of our debt obligations. Free cash flow does not represent the residual cash flow available for discretionary expenditures since there may be other nondiscretionary expenditures that are not deducted from the measure. Net Debt, Net Debt Excluding Real Property Finance Lease Liabilities, Overall Net Leverage Ratio, and Net Leverage Ratio Excluding Real Property Finance Lease Liabilities. BlueLinx calculates Net Debt as its total short- and long-term debt, including outstanding balances under our term loan and revolving credit facility and the total amount of its obligations under finance leases, less cash and cash equivalents. Net Debt Excluding Real Property Finance Lease Liabilities is calculated in the same manner as Net Debt, except the total amount of obligations under real estate finance leases are excluded. Although our credit agreements do not contain leverage covenants, a net leverage ratio excluding finance lease obligations is included within the terms of our revolving credit agreement. We believe that Net Debt and Net Debt Excluding Real Property Finance Lease Liabilities are useful to investors because our management reviews both metrics as part of its management of overall liquidity, financial flexibility, capital structure and leverage, and creditors and credit analysts monitor our net debt as part of their assessments of our business. We determine our Overall Net Leverage Ratio by dividing our Net Debt by Twelve- Month Trailing Adjusted EBITDA. Our calculation of Net Leverage Ratio Excluding Real Property Finance Lease Liabilities is determined by dividing our Net Debt Excluding Real Property Finance Lease Liabilities by Twelve-Month Trailing Adjusted EBITDA. We believe that these ratios are useful to investors because they are indicators of our ability to meet our future financial obligations. In addition, our Net Leverage Ratio is a measure that is frequently used by investors and creditors. Our Net Debt, Net Debt Excluding Real Property Finance Lease Liabilities, Overall Net Leverage Ratio, and Net Leverage Ratio Excluding Real Property Finance Lease Liabilities are not made in accordance with GAAP and are not intended to present a superior measure of our financial condition from measures and ratios determined under GAAP. The calculations of our Net Debt, Net Debt Excluding Real Property Finance Lease Liabilities, Overall Net Leverage Ratio, and Net Leverage Ratio Excluding Real Property Finance Lease Liabilities are presented in the table on page 27. Net Debt, Net Debt Excluding Real Property Finance Lease Liabilities, Overall Net Leverage Ratio, and Net Leverage Ratio Excluding Real Property Finance Lease Liabilities, as used herein, are not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculation. 20 Non-GAAP Measures and Supplemental Financial Information

Supplementary Financial Information

Net sales, gross profit dollars, gross profit percentages, sales mix, and gross profit mix by product category by fiscal quarter, Q1 2023 – Q4 2025

In millions where dollars are presented

	Fiscal Quarter											
	4Q 2025	3Q 2025	2Q 2025	1Q 2025	4Q 2024	3Q 2024	2Q 2024	1Q 2024	4Q 2023	3Q 2023	2Q 2023	1Q 2023
Net sales by category:												
Specialty products	$ 505	$ 525	$ 543	$ 479	$ 484	$ 519	$ 539	$ 504	$ 487	$ 559	$ 571	$ 568
Structural products	211	223	237	230	227	228	229	222	226	251	245	230
Net sales	$ 716	$ 749	$ 780	$ 709	$ 711	$ 747	$ 768	$ 726	$ 713	$ 810	$ 816	$ 798
Net sales mix by category:												
Specialty products	71 %	70 %	70 %	68 %	68 %	69 %	70 %	69 %	68 %	69 %	70 %	71 %
Structural products	29 %	30 %	30 %	32 %	32 %	31 %	30 %	31 %	32 %	31 %	30 %	29 %
Gross Profit $ by category:												
Specialty products	$ 92	$ 87	$ 100	$ 90	$ 89	$ 100	$ 104	$ 104	$ 95	$ 111	$ 109	$ 107
Structural products	21	21	19	21	25	25	18	24	24	28	27	27
Gross profit	$ 113	$ 108	$ 120	$ 111	$ 113	$ 126	$ 122	$ 128	$ 119	$ 139	$ 136	$ 134
Gross Margin % by category:												
Specialty products	18 %	17 %	18 %	19 %	18 %	19 %	19 %	21 %	19 %	20 %	19 %	19 %
Structural products	10 %	9 %	8 %	9 %	11 %	11 %	8 %	11 %	11 %	11 %	11 %	12 %
Company gross margin %	16 %	14 %	15 %	16 %	16 %	17 %	16 %	18 %	17 %	17 %	17 %	17 %
Gross profit mix by category												
Specialty products	81 %	81 %	84 %	81 %	78 %	80 %	85 %	81 %	80 %	80 %	80 %	80 %
Structural products	19 %	19 %	16 %	19 %	22 %	20 %	15 %	19 %	20 %	20 %	20 %	20 %

Rounded figures in this presentation may not agree to presentation in other formats we have published such as earnings releases, earnings decks, or other similar materials presented elsewhere.

BLUELINX

21

Non-GAAP Reconciliation / supplemental financial information

Adjusted Net Income and Adjusted Diluted EPS reconciliation for fiscal quarters Q1 2023 - Q4 2025 (unaudited)

In thousands, except EPS amounts. Rounded figures in this table may not agree to presentations in other formats we have published such as earnings releases, earnings decks, or other similar materials presented elsewhere.

	Fiscal Quarter											
	4Q 2025	3Q 2025	2Q 2025	1Q 2025	4Q 2024	3Q 2024	2Q 2024	1Q 2024	4Q 2023	3Q 2023	2Q 2023	1Q 2023
Net (loss) income	$ (8,551)	$ 1,655	$ 4,310	$ 2,805	$ 5,272	$ 16,016	$ 14,336	$ 17,492	$ (18,124)	$ 24,382	$ 24,466	$ 17,812
Adjustments:												
Share-based compensation expense	2,937	3,452	2,341	2,522	808	3,186	1,405	2,350	2,580	2,980	1,926	4,569
Realization of deferred gains on real estate	(983)	(984)	(983)	(984)	(982)	(984)	(984)	(984)	(982)	(984)	(984)	(984)
Gain from sale of property	—	—	—	—	—	(272)	—	—	—	—	—	—
Pension settlement and related expenses[1]	—	—	—	—	(255)	(2,226)	—	—	31,034	594	594	594
Acquisition-related costs[2]	2,074	126	196	142	—	—	—	—	186	75	—	17
Restructuring and other, net[3]	1,486	56	385	(2,400)	274	1,160	7	314	(784)	606	993	3,099
Inventory step-up adjustment	798	—	—	—	—	—	—	—	—	—	—	—
Estimated tax impacts of reconciling items	(1,494)	(651)	(643)	233	38	(224)	(106)	(405)	11,891	(889)	(607)	(1,933)
Adjusted net (loss) income - non-GAAP	$ (3,733)	$ 3,654	$ 5,606	$ 2,318	$ 5,155	$ 16,656	$ 14,658	$ 18,767	$ 25,801	$ 26,764	$ 26,388	$ 23,174
Basic EPS	$ (1.08)	$ 0.20	$ 0.54	$ 0.33	$ 0.63	$ 1.88	$ 1.65	$ 2.02	$ (2.08)	$ 2.72	$ 2.70	$ 1.96
Diluted EPS		$ 0.20	$ 0.54	$ 0.33	$ 0.62	$ 1.87	$ 1.65	$ 2.00		$ 2.71	$ 2.70	$ 1.94
Weighted average shares outstanding - Basic	7,865	7,888	7,935	8,257	8,356	8,496	8,645	8,653	8,704	8,936	9,040	9,059
Weighted average shares outstanding - Diluted	7,913	7,946	7,977	8,328	8,431	8,528	8,686	8,741	8,757	8,970	9,057	9,157
Non-GAAP Adjusted Basic (L)EPS - non-GAAP	$ (0.47)	$ 0.46	$ 0.70	$ 0.28	$ 0.61	$ 1.96	$ 1.69	$ 2.16	$ 2.96	$ 2.99	$ 2.92	$ 2.55
Non-GAAP Adjusted Diluted EPS - non-GAAP		$ 0.45	$ 0.70	$ 0.27	$ 0.61	$ 1.95	$ 1.68	$ 2.14	$ 2.94	$ 2.98	$ 2.91	$ 2.53

(1) Reflects expenses and adjustments related to the settlement of the BlueLinx Corporation Hourly Retirement Plan (defined benefit plan).

(2) Primarily reflects legal, professional, technology and other expenses for due diligence, acquisition, and post-acquisition activities. Certain amounts for periods in fiscal 2025 and 2023 have been reclassified for Acquisition-related costs and Restructuring and other.

(3) Reflects gains from property insurance recoveries in 1Q 2025 from Hurricane Helene, net losses related to Hurricane Helene in 3Q 2024, severance expenses, and other one-time non-operating items, net. Certain amounts for periods in fiscal 2025 and 2023 have been reclassified for Acquisition-related costs and Restructuring and other, net.

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The following schedule reconciles Net cash provided by operating activities to Free cash flow (non-GAAP) for Q1 2023 to Q4 2025 (unaudited) In millions. Rounded figures in this table may not agree to presentations in other formats we have published such as earnings releases, earnings decks, or other similar materials presented elsewhere. 23 Non-GAAP Reconciliation Fiscal Quarter 4Q 2025 3Q 2025 2Q 2025 1Q 2025 4Q 2024 3Q 2024 2Q 2024 1Q 2024 4Q 2023 3Q 2023 2Q 2023 1Q 2023 Net cash provided by (used in) operating activities $ 62 $ 59 $ (27) $ (34) $ 19 $ 62 $ 36 $ (31) $ 76 $ 78 $ 64 $ 89 Less: Property and equipment disbursements (5) (6) (10) (6) (20) (8) (6) (5) (9) (5) (5) (9) Free cash flow - non-GAAP $ 56 $ 53 $ (36) $ (40) $ (2) $ 54 $ 30 $ (36) $ 67 $ 73 $ 59 $ 80

Non-GAAP Reconciliation Net Working Capital by Fiscal Quarter Q1 2023 – Q4 2025 (unaudited) $ amounts in millions 24 Fiscal Quarter 4Q 2025 3Q 2025 2Q 2025 1Q 2025 4Q 2024 3Q 2024 2Q 2024 1Q 2024 4Q 2023 3Q 2023 2Q 2023 1Q 2023 Accounts receivables, net $218 $269 $279 $276 $226 $278 $274 $288 $228 $298 $294 $299 Inventories, net 326 346 391 400 356 341 358 371 344 364 379 409 544 615 670 675 582 619 632 659 572 662 674 708 Accounts payable 136 169 178 213 170 186 179 172 158 202 190 177 Net Working Capital $408 $446 $492 $462 $412 $432 $453 $487 $414 $460 $484 $531 Trailing 12 months Adjusted EBITDA $83 $90 $105 $112 $131 $146 $160 $174 $183 $209 $259 $324 Return on Working Capital 20% 20% 21% 24% 32% 34% 35% 36% 44% 45% 54% 61% Each component used to compute Net Working Capital in this table is determined in accordance with GAAP and reported in our consolidated balance sheets. Rounded figures in this presentation may not agree to presentation in other formats we've published such as earnings news releases, other earnings decks, or other similar materials presented elsewhere.

Non-GAAP Reconciliation / supplemental financial information

Adjusted EBITDA reconciliation by fiscal quarter, Q1 2023 – Q4 2025 (unaudited)

In millions where dollars are presented. Some dollar amounts round to less than $1 million and therefore no amount is presented in the table below.

	Fiscal Quarter											
	4Q 2025	3Q 2025	2Q 2025	1Q 2025	4Q 2024	3Q 2024	2Q 2024	1Q 2024	4Q 2023	3Q 2023	2Q 2023	1Q 2023
Net (loss) income	$ (9)	$ 2	$ 4	$ 3	$ 5	$ 16	$ 14	$ 17	$ (18)	$ 24	$ 24	$ 18
Adjustments:												
Depreciation and amortization	11	10	10	10	9	10	10	9	8	8	8	8
Interest expense, net	9	9	8	7	5	5	5	5	4	6	6	8
Provision for (benefit from) income taxes	(3)	—	2	1	2	6	5	6	10	9	8	6
Share-based compensation expense	3	3	2	3	1	3	1	2	3	3	2	4
Recognition of deferred gains on real estate	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)	(1)
Pension settlement and related expenses[1]	—	—	—	—	—	(2)	—	—	31	1	1	1
Inventory step-up adjustment	1	—	—	—	—	—	—	—	—	—	—	—
Acquisition-related costs[2]	2	—	—	—	—	—	—	—	—	—	—	—
Restructuring and other, net [3]	1	—	1	(2)	—	1	—	1	(1)	1	1	3
Adjusted EBITDA - non-GAAP	$ 14	$ 22	$ 27	$ 20	$ 22	$ 37	$ 34	$ 39	$ 36	$ 50	$ 49	$ 47
Net sales	$ 716	$ 749	$ 780	$ 709	$ 711	$ 747	$ 768	$ 726	$ 713	$ 810	$ 816	$ 798
Adjusted EBITDA Margin - non-GAAP	1.9 %	3.0 %	3.4 %	2.8 %	3.0 %	4.9 %	4.5 %	5.4 %	5.1 %	6.2 %	6.0 %	5.9 %

(1) Reflects expenses and other adjustments related to our previously disclosed settlement of the BlueLinx Corporation Hourly Retirement Plan (defined benefit) in 4Q 2023.

(2) Reflects primarily legal, professional, technology and other integration costs. Certain amounts for periods in fiscal 2025 and 2023 have been reclassified for Acquisition-related costs and Restructuring and other. Amounts for certain fiscal quarters round to less than $1 million.

(3) Reflects gains from property insurance recoveries in 1Q 2025 for Hurricane Helene, net losses related to Hurricane Helene in 3Q 2024, severance expenses, and other one-time non-operating items, net. Certain amounts for periods in fiscal 2023 have been reclassified for Acquisition-related costs and Restructuring and other, net. Amounts for certain fiscal quarters round to less than $1 million.

Note: Figures are rounded in this presentation to align with figures as presented in the deck. As a result, the rounded figures in this presentation may not agree to presentation in other formats we have published such as earnings releases, other earnings decks, or other similar materials presented elsewhere.

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Twelve-Month Trailing Adjusted EBITDA reconciliation by Fiscal Quarter, Q1 2023 – Q4 2025 (unaudited) In millions $. Some dollar amounts round to less than $1 million and therefore no amount is presented in the table below. 26 Non-GAAP Reconciliation (1) Reflects expenses and other adjustments related to our previously disclosed settlement of the BlueLinx Corporation Hourly Retirement Plan in 4Q 2023. (2) Reflects primarily legal, professional, technology and other integration costs. Certain amounts for periods in fiscal 2025 and 2023 have been reclassified for Acquisition-related costs and Restructuring and other. Amounts for certain fiscal quarters round to less than $1 million. (3) Reflects gains from property insurance recoveries in 1Q 2025 for Hurricane Helene, net losses related to Hurricane Helene in 3Q 2024, severance expenses, and other one-time non-operating items, net. Certain amounts for periods in fiscal 2023 have been reclassified for Acquisition-related costs and Restructuring and other, net. Amounts for certain fiscal quarters round to less than $1 million. Note: Figures are rounded in this presentation to align with figures as presented in the deck. As a result, the rounded figures in this presentation may not agree to presentation in other formats we have published such as earnings releases, other earnings decks, or other similar materials presented elsewhere. Twelve-Month Trailing as of the End of Fiscal Quarter 4Q 2025 3Q 2025 2Q 2025 1Q 2025 4Q 2024 3Q 2024 2Q 2024 1Q 2024 4Q 2023 3Q 2023 2Q 2023 1Q 2023 Net (loss) income $ — $ 14 $ 28 $ 38 $ 53 $ 30 $ 38 $ 48 $ 49 $ 99 $ 134 $ 181 Adjustments: Depreciation and amortization 40 38 38 39 38 37 36 34 32 31 30 29 Interest expense, net 32 29 25 21 19 18 19 21 24 29 34 39 Provision for income taxes — 5 11 13 18 26 29 32 33 32 44 58 Share-based compensation expense 11 9 9 8 8 10 9 10 12 13 12 12 Realization of deferred gains on real estate (4) (4) (4) (4) (4) (4) (4) (4) (4) (4) (4) (4) Pension settlement and related expenses(1) — — (2) (2) (2) 29 32 32 33 2 1 1 Inventory step-up adjustment 1 Acquisition-related costs(2) 3 — — — — — — — — 1 1 1 Restructuring and other, net (3) — (2) — (1) 2 1 — 1 4 6 7 7 Adjusted EBITDA - non-GAAP $ 83 $ 90 $ 105 $ 112 $ 131 $ 146 $ 160 $ 174 $ 183 $ 209 $ 259 $ 324

Non-GAAP Reconciliation / Supplemental Financial Information

The following schedule reconciles Total debt and finance leases to: Net debt (non-GAAP) and to Net debt excluding finance lease liabilities for real property (non-GAAP). The calculations of Net leverage ratio (non-GAAP) and Net leverage ratio excluding real property finance leases liabilities (non-GAAP) is also presented (unaudited).

	Fiscal Quarter											
	4Q 2025	3Q 2025	2Q 2025	1Q 2025	4Q 2024	3Q 2024	2Q 2024	1Q 2024	4Q 2023	3Q 2023	2Q 2023	1Q 2023
	($ amounts in thousands)											
Long term debt[1]	$ 300,000	$ 300,000	$ 300,000	$ 300,000	$ 300,000	$ 300,000	$ 300,000	$ 300,000	$ 300,000	$ 300,000	$ 300,000	$ 300,000
Finance lease liabilities for equipment and vehicles	80,635	80,264	75,570	74,365	49,785	50,752	47,979	48,445	42,252	34,008	27,743	27,162
Finance lease liabilities for real property	240,644	241,540	241,987	242,390	242,758	243,058	243,359	243,622	243,174	243,335	243,445	243,602
Total debt and finance leases	621,279	621,804	617,557	616,755	592,543	593,810	591,338	592,067	585,426	577,343	571,188	570,764
Less: available cash and cash equivalents	385,843	429,360	386,765	449,020	505,622	526,281	491,392	481,309	521,743	469,783	418,325	376,234
Net debt (non-GAAP)	**$ 235,436**	**$ 192,444**	**$ 230,792**	**$ 167,735**	**$ 86,921**	**$ 67,529**	**$ 99,946**	**$ 110,758**	**$ 63,683**	**$ 107,560**	**$ 152,863**	**$ 194,530**
Net debt, excluding finance lease liabilities for real property (non-GAAP)	$ (5,208)	$ (49,096)	$ (11,195)	$ (74,655)	$ (155,837)	$ (175,529)	$ (143,413)	$ (132,864)	$ (179,491)	$ (135,775)	$ (90,582)	$ (49,072)
Trailing twelve-month adjusted EBITDA (non-GAAP, see above reconciliations)	$ 82,569	$ 90,215	$ 104,502	$ 112,133	$ 131,356	$ 146,290	$ 160,067	$ 174,651	$ 182,804	$ 209,435	$ 259,163	$ 322,392
Net leverage ratio	**2.9x**	**2.1x**	**2.2x**	**1.5x**	**0.7x**	**0.5x**	**0.6x**	**0.6x**	**0.3x**	**0.5x**	**0.6x**	**0.6x**
Net leverage ratio excluding real property finance lease liabilities[2]	**(0.1x)**	**(0.5x)**	**(0.1x)**	**(0.7x)**	**(1.2x)**	**(1.2x)**	**(0.9x)**	**(0.8x)**	**(1.0x)**	**(0.6x)**	**(0.3x)**	**(0.2x)**

(1) For the periods presented above, our long-term debt is comprised of $300 million of senior-secured notes issued in October 2021. These notes are presented under the long-term debt caption of our consolidated balance sheet net of unamortized discount and unamortized debt issuance costs. Our senior secured notes are presented in this table at their face value for the purposes of calculating our net leverage ratio.

(2) Net leverage ratio excluding finance lease obligations for real property is included within the terms of our revolving credit agreement.

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